1 Lehman Brothers 1 st Annual Back-To-School Consumer Conference C. Larry Pope President and Chief Executive Officer Smithfield Foods, Inc. September 5, 2007 Exhibit 99.1

FORWARD-LOOKING STATEMENTS
This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements includes statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs and cattle, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, the timing and extent to which beef export markets are reopened, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, access to capital, the investment performance of the Company’s pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations and other risks and uncertainties described in the Company’s
Annual Report on Form 10-K for fiscal 2007 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the
Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

# 1 Market Position
#1 Turkey Processor #1 Spiral Hams Producer
#1 Cattle Feeder #1 Smoked Pork Chops Producer
#1 Bacon Producer #1 Poultry Hot Dogs Producer
#1 Smoked Ham Producer #1 Deli Salami Producer
With sales approaching $12 billion in fiscal 2007, Smithfield
Foods is the world’s #1 hog producer and #1 pork processor.
In the United States, our market share also makes us the…

Core Strategies
• Capitalize on our vertically integrated protein model
• Realign packaged and branded meats away from
commodity oriented products to higher margin
convenience oriented products to deliver higher profits
• Utilize our raw materials internally

5 • Arbitrage fresh meat to maximize profit by accessing both domestic and international markets • Develop attractive international markets Core Strategies

6 Recent Growth Initiatives • Improve packaged meats margins • Accretive acquisitions • European expansion

Packaged Meats Margins 1

Lb. Share – 10%
Rank #4
Distribution – 83%
West
North East
Lb. Share – 13%
Rank #2
Distribution – 96%
Bacon Source: Nielsen Co. Avg acv 52 W/E 4/21/07
Lb. Share – 24%
Rank #1
Distribution – 100%
Lb. Share – 23%
Rank #1
Distribution – 99%
South
Central
Bacon
Market Leader
Smithfield Foods Brands by Region
1

Lb. Share – 32%
Rank #1
Distribution – 96%
West
North East
Lb. Share – 54%
Rank #1
Distribution – 88%
Smoked Meats Source: Fresh Look Marketing Avg distribution 52 W/E 4/29/07
Lb. Share – 55%
Rank #1
Distribution – 92%
Lb. Share – 55%
Rank #1
Distribution – 96%
South
Central
Smoked Meats
Market Leader
Smithfield Foods Brands by Region
1

• 3 billion-pound base of business upon which to leverage
• Provides the opportunity to reposition brands up the
value scale
• 1% margin improvement equates to $50 million in pre-
tax profits
• Regional brand strategy takes advantage of regional
preferences, both domestically and internationally, while
limiting the impact of a single adverse event
Provides Significant Scale and Market
Share for Packaged Meats
1

Utilize Raw Materials Internally
1
Base Business
(2005)
Add: Cook’s
Add: Armour-Eckrich
Bacon
Hams
83%
16%
78%
20%
7%
0%
20%
40%
60%
80%
100%
120%
99%
Net Buyer
105%
Note: Even with addition of
Premium Standard Farms’ raw
materials, Smithfield Foods is
still a net buyer of hams.

Fresh Meat
Traditional
Products
Convenience
Products
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
$.01-.02/lb.
$.03-.05/lb.
$.05/lb.
$.09-.12/lb.
¹ Traditional products – sausage, smoked hams, raw bacon and hot dogs
² Convenience products – pre-cooked bacon, pre-cooked sausage, pre-cooked ribs, pre-cooked and pre-sliced hams and dry sausage
$.01-.02/lb.
$.01-.02/lb.
1
2
$.04-.07/lb.
$.03-.05/lb.
Potential to Improve Processing Margins
1
Fresh Meat
Traditional
Products
Convenience
Products

1
Packaged Meats Volume Growth
43% 34% 8% 13% Convenience Total
Volume growth since FY 2004                530 MM lbs
Total annual volume                                1,100 MM lbs
Annual volume as % of 3 billion lbs       37%
23% - 23% 14% Entrees
165% 157% 9% 19% Dry sausage
21% 16% 5% 4% Pre-cooked Sausage
13% - 13% 22% Pre-cooked Ribs
36% - 36% 24% Pre-cooked Spiral ham
25% 17% 8% 11% Pre-cooked Boneless ham
97% 90% 7% 12% Pre-cooked Bacon
Total
Business
Armour-
Eckrich
Base
Business
CAGR
FY 05-07
Trailing nine months

Accretive Acquisitions 2

¹ See EBITDA reconciliation on page 44
² All amounts represent only the company’s share in these joint ventures
³ Equity and cash transaction; closed May 2007
4
Annualized Armour-Eckrich and Butterball based on 10 months of results under Smithfield Foods
5
First quarter of Smithfield Foods FY08 plus last three quarters of PSF FY ending March 2007. Includes $9 million of PSF’s acquisition expenses, $8 million of legal settlement fees and $6 million of inventory step-up for purchase accounting.
Recent Acquisitions
2
LTM
EBITDA
1
Company
Cook’s +
Armour-
Eckrich
Butterball
2
Groupe
Smithfield
2
Premium
Standard
Farms
3
Capital
Applied
$498 MM
$174 MM
$184 MM
$800 MM
Date
Acquired
April 2006/
October 2006
October 2006
August 2006
May 2007
$71 MM
4
$34 MM
4
$58 MM
$97 MM
5

• Expanded core packaged meats business
• Extended utilization of pork bellies and hams internally
• Increased market position in branded packaged meats
• Significantly reduced previously planned packaged meats
capital expenditures
Cook’s + Armour-Eckrich
2

• Combined with Carolina Turkey’s to achieve #1 market
share
• A national brand with strong brand equity
• Extended vertical integration strategy
• Increased our position as a multi-species player
Butterball
2

• Substantially increased packaged and branded meats
market share in Western Europe
• Dramatically upgraded branding and overall market
position in Western Europe
– Upgrade from first price to private label and branded
• Created significant synergies with our existing European
operations
• Extended arbitrage strategy into Western Europe
Groupe Smithfield S.L.
(Formerly Sara Lee European Meats)
2

• Secured a long-term, stable, high quality source of raw
materials for our Midwest operations
• Extended vertical integration strategy in the U.S.
• Provided a process verified certification platform for high end, niche retail, packaged meats and export customers
• Matched raw material supply to expanded packaged
meats business
Premium Standard Farms
2

European Expansion 3

• Pursue broad, branded distribution in Western Europe
• Invest in and develop attractive markets
• Build vertically-integrated and low-cost production in
Eastern Europe
• Over time, build a solid, highly-efficient Pan European
business
European Strategies
(Building for Tomorrow)
3

Building Market Leadership in Europe
France
Groupe Aoste
Products: Dry Ham,
Dry Sausage, Cooked
Ham, Cocktail
Sausage
Belgium
Imperial Meat Products
Products: Cooked Ham,
Dry Ham
Netherlands
Stegeman
Products: Cooked
Ham, Dry Ham
Portugal
Nobre
Products: Cooked ham, dry ham,
sausage, salami, ready meals
Germany
Aoste SB
Products: Cooked
Ham, Dry Ham, Salami,
Liver Sausage, Dry Sausage
Italy
Alponte
Products: Dry Ham
United Kingdom
Smithfield Foods Ltd.
Products: Fresh Meat,
Canned Meat, Continental Meat
Romania
Smithfield PROD
Spain
Campofrío
Poland
Animex
Key:
Other operations and
investments
3

• Largest packaged meats producer in Europe
• Strong branded and private label shares in France,
Belgium, Netherlands, Portugal and Germany
• 50/50 joint venture between Smithfield and Oaktree
Capital Management
• Smithfield contributed assets of Jean Caby and
€50 million in cash
Groupe Smithfield S.L.
3

• Leverage major positions in cooked ham, dry ham and
dry sausage
• Margin improvement
– Improve raw material procurement
– Optimize manufacturing platform
– Operational improvements through Jean Caby-Aoste merger
– Move Jean Caby/Aoste toward high end of private label market
• Remain well-positioned to benefit from industry
consolidation
Groupe Smithfield Strategies
3

• Animex is largest meat and poultry processor in Poland
• #1 hog producer
• #1 pork processor
• Using vertical integration to expand business
• Export markets include several EU countries, Japan,
Korea and U.S.
Poland
3

• Substantially increase hog production and pork
processing volume in next three years
• Significantly increase export sales in next three years
• Maintain 65/35 percent ratio packaged meats versus
fresh pork
• Become low-cost producer/processor
Poland Strategies
3

Poland Operations Projections
3
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
2,000,000
FY03 FY04 FY05 FY06 FY07 FY08 FY09
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
Sows
Market Hogs
Hog Processing

28 Romania • Country is substantial net importer of pork • Smithfield is country’s largest meat processor • Company has invested over $400 million in both hog production and pork processing 3

Romania Strategies
• Revitalize the pork industry in strong pork-consuming
country
• Develop fully vertically integrated business model and
infrastructure
• Efficiently utilize mothballed pork processing plant
reopened in 2006
• Replace imported pork with domestically produced
product
3

Pork Consumption Growth for Key Countries
Source: United States Department of Agriculture, USDA Foreign Agricultural Service's Production, Supply and Distribution
3
0% 2% 4% 6% 8% 10% 12%
United States
EU-25
Japan
South Korea
Philippines
Brazil
Mexico
Russian Federation
China
Vietnam
Romania
World

China
EU-25
Vietnam
Chile
Philippines
Taiwan
United States
Ukraine
Canada
South Korea
Australia
Bulgaria
Mexico
Russian Federation
Romania
Japan
Hong Kong

Smithfield

Pork Imports as a Percentage of Consumption
Source: United States Department of Agriculture, USDA Foreign Agricultural Service's Production, Supply and Distribution
3
0%
10%
20%
30%
40%
50%
60%
70%
80%
2004 2005 2006

The Smithfield Advantage
The Smithfield Advantage
• Independent operating company structure that takes
advantage of the entrepreneurial spirit and regional
opportunities while achieving the benefits of a global
operation
• Lean corporate structure that maximizes earnings
potential of independent operating companies
• Vertically integrated, multi-legged stool including live
production (pork, beef and turkey), fresh meat,
packaged meats and international operations that help
lessen the volatility of the earnings stream
3

• Large base of recognized national and regional brands that provide protection against an adverse event from
jeopardizing the total company
• Extremely large distribution system that provides access to all channels of distribution, both retail and foodservice,
across the U.S. and increasingly across much of Eastern
and Western Europe
• Highly competitive cost structure that is focused on
controlling operating costs at the manufacturing level to
maintain competitive advantage and long-term viability
The Smithfield Advantage
The Smithfield Advantage
3

• Management team with a long history of successfully
integrating both large and small acquisitions into
immediately accretive operations
• Management team adept at managing during difficult
times to achieve higher levels of profitability in good
times
• Management team with a proven track record of
delivering consistently superior returns for more than 30
years
The Smithfield Advantage
The Smithfield Advantage
3

Appendix Profile and EBITDA Reconciliation 4

Pork Segment
Sales: $7.9Bn
Int’l Segment
Sales: $1.0Bn
Beef Segment
Sales: $2.6Bn
Hog Production
Segment
Sales: $1.8Bn
Other Segment
Sales: $0.1Bn
• World’s largest pork
processor
• Processed 24.5 million
hogs. 52% of revenues
derived from packaged
meats
• Sold approximately 3.1
billion pounds of fresh
pork in fiscal 2007
• Sold approximately 2.9
billion pounds of
packaged meats
products in fiscal 2007
• Fifth largest beef
processor in the U.S.
• 50% partner to the
largest cattle feeder in
the U.S.
• Processes
approximately 2 million
cattle annually,
representing 6% of the
U.S. market
• Sold approximately 1.5
billion pounds of beef
in fiscal 2007
• World’s largest hog
producer
• Raised 12.8 million
market hogs
domestically
• Comprised of turkey
production
operations and
Butterball joint
venture
• Butterball is the
largest turkey
processor in the U.S.
• Annually processes
43 million turkeys,
representing 22% of
the U.S. market
FY 2007 Sales¹: $11.9Bn
• Subsidiaries in Poland,
Romania and the
United Kingdom
• 50% partner in Groupe
Smithfield (former
Sara Lee European
Meats) locations in
Belgium, France,
Germany, The
Netherlands and
Portugal.
• Joint ventures or
major investments in
Mexico, Spain and
China
¹ Excludes intersegment sales
Smithfield At A Glance
4

Hog Production
(number of market sows in production)
•Produces 17.9 million hogs (includes Premium Standard Farms)
•FY2007 sales $1.8 billion (includes intersegment
sales)
1
Approximately 78% of Prestage Farms’ hogs are sold to Smithfield Foods, Inc.
under long-term contract.
² Includes acquisition of Premium Standard Farms in May 2007
Source: United States Industry Data Successful Farming
Market Leader
²
#1
4
68%
Other
Four producers each
have approximately 2%
share
9%
Seaboard Farms
4%
Prestage
Farms¹
2%
17%

Other
23%
Hormel
7%
Swift & Company
11%
Tyson
19%
Excel (Cargill, Inc.)
9%
31%
#1
Pork Processing
(% of hogs processed)
•Processes 30.7 million hogs (includes Premium Standard Farms)
•FY 2007 sales $7.9 billion
¹Includes acquisition of Premium Standard Farms in May 2007
Source: United States Industry Data Successful Farming
Market Leader
¹
4

Beef Processing
(% of cattle processed)
•Processes 2.1 million cattle
•FY 2007 sales $2.6 billion
Source: United States Industry Data Successful Farming
Other
11%
Swift & Company
22%
Excel (Cargill, Inc.)
23%
6%
Tyson
30%
National Beef
8%
Market Leader
#5
4

Cattle Feeding (% of cattle produced)
•Produces 1.3 million cattle
•FY 2007 sales $1.5 billion²
1
Five Rivers is Smithfield Foods’ 50/50 joint venture with ContiGroup Companies
2
Includes 100% of the revenues of joint ventures
Source: USDA, Cattle Buyer’s Weekly, CattleFAX, Company Estimates
Note: Other=89%
Market Leader
#1
4
AzTx Cattle Co.
1.2%
Caprock Industries
1.5%
Friona Industries LP
1.4%
/Five Rivers Ranch
Cattle Feeding
1
4.2%
Cactus Feeders, Inc.
2.7%

1
49 percent-owned joint venture established in October 2006
2
Includes 100% of the revenues of joint ventures
Source: United States Industry Data Successful Farming
Turkey Processing
(% of turkeys processed)
•Processes 43 million turkeys
•FY 2007 sales $870 million²
Market Leader
#1
4
Other
41%
Cargill, Inc.
14%
Sara Lee Corp.
4%
Jennie-O (Hormel)
19%
/Butterball LLC
1
22%

Proven Management Team
Proven Management Team
Joseph W. Luter, III
Chairman
Smithfield Foods, Inc.
27 Years in the Industry
27 Years at Smithfield
31 Years in the Industry
11 Years at Smithfield
30 Years in the Industry
11 Years at Smithfield
36 Years in the Industry
4 Years at Smithfield
14 Years in the Industry
14 Years at Smithfield
12 Years in the Industry
7 Years at Smithfield
41 Years in the Industry
41 Years at Smithfield
Joseph Sebring
President and COO
John Morrell & Co.
C. Larry Pope
President and CEO
Smithfield Foods, Inc.
Robert W. Manly
Executive VP
Smithfield Foods, Inc.
George Richter
President and COO
Farmland Foods
Joseph Luter, IV
President
Smithfield Packing Co.
Jerry Godwin
President and COO
Murphy-Brown, LLC
39 Years in the Industry
6 Years at Smithfield
Richard V. Vesta
President and CEO
Smithfield Beef Group
4

EBITDA Reconciliation
4
(in millions)
Cook's
/Armour-
Eckrich Butterball*
Groupe
Smithfield*
Premium
Standard
Farms
Net Income 24 $           19 $          20 $          27 $
Add:
Interest 21 10 13 7
Depreciation & Amortization 13 5 17 50
Taxes 13 - 8 13
EBITDA 71 $           34 $          58 $          97 $
*  Butterball and Groupe Smithfield are presented at 49% and 50%, respectively.